Execution Version GLOBE LIFE INC., as Issuer and REGIONS BANK, as Trustee ______________________ 6.580% Senior Notes due 2055 ______________________ FIFTH SUPPLEMENTAL INDENTURE Dated as of July 1, 2025

1 FIFTH SUPPLEMENTAL INDENTURE THIS FIFTH SUPPLEMENTAL INDENTURE (this “Fifth Supplemental Indenture”), dated as of July 1, 2025, is between Globe Life Inc. (formerly known as Torchmark Corporation), a Delaware corporation (the “Company”), and Regions Bank, as trustee (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Base Indenture (as defined below). RECITALS OF THE COMPANY WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of September 24, 2018 (the “Base Indenture” and, as amended and supplemented by this Fifth Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of the Company’s senior debt securities evidencing its unsecured and unsubordinated indebtedness (the “Securities”), to be issued in one or more series as provided in the Indenture. WHEREAS, the Company has duly authorized the execution and delivery, and desires and has requested the Trustee to join it in the execution and delivery, of this Fifth Supplemental Indenture in order to establish and provide for the issuance by the Company of a series of Securities designated as its 6.580% Senior Notes due 2055 (the “Notes”), on the terms set forth herein. WHEREAS, Sections 901(5) and 901(7) of the Base Indenture provide that without the consent of Holders of the Securities of any series issued under the Indenture, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Base Indenture for such purpose. WHEREAS, the Company desires to establish the form and terms of the Notes and to modify, alter, supplement and change certain provisions of the Base Indenture for the benefit of the Holders of the Notes (except as may be provided in a future supplemental indenture to the Indenture applicable to the Notes (a “Future Supplemental Indenture”)). WHEREAS, pursuant to the terms of the Facility Agreement, dated July 1, 2025 (the “Facility Agreement”), among the Company, Henneman Trust, a Delaware statutory trust (the “Trust”), and the Trustee, the Company may issue and sell the Notes to the Trust from time to time in an amount up to the Maximum Amount at any one time outstanding; WHEREAS, the Company has duly authorized the execution and delivery of this Fifth Supplemental Indenture to provide for the issuance of the Notes and amendment of certain provisions of the Base Indenture as herein provided, and all acts and things necessary to make this Fifth Supplemental Indenture a valid, binding, and legal obligation of the Company and to constitute a valid agreement of the Company, in accordance with its terms, have been done and performed.

2 NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows: ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION Section 101 Certain Defined Terms. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article I of the Base Indenture shall be amended by adding the following defined terms to Section 101 in appropriate alphabetical sequence, as follows: “Business Day” means any day that is not a day on which the federal or state banking institutions in The City of New York or the State of Delaware are authorized or obligated by law or executive order to close or the Federal Reserve Bank of New York is closed. “Lien” means, with respect to any property of any person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property (including any capital lease obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any sale and leaseback transaction). “Maximum Amount” means, at any time, in respect of the Notes, $500,000,000 aggregate principal amount of Notes less the aggregate principal amount of Notes, if any, that the Company has previously redeemed from the Trust or as to which the Company has paid the Cash Settlement Amount (as defined in the Facility Agreement). “Offering Memorandum” means the offering memorandum relating to the Trust Securities dated June 24, 2025. “Par Call Date” means November 15, 2054. “Permitted Lien” means: (1) Liens securing indebtedness owed by a Significant Subsidiary to another Significant Subsidiary or to the Company; (2) pledges or deposits under workers’ compensation or other similar laws and judgment Liens thereunder that are not currently dischargeable; (3) good faith deposits in connection with leases to which the Company or any Significant Subsidiary is a party; (4) deposits to secure the Company’s public or statutory obligations;

3 (5) deposits in connection with obtaining or maintaining self-insurance or obtaining the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters; (6) deposits in litigation or other proceedings; (7) Liens created by or resulting from any judgments or awards against the Company or any of its Significant Subsidiaries with respect to which the Company is in good faith prosecuting an appeal or other review proceedings, or Liens incurred by the Company or any of its Significant Subsidiaries of for the purpose of obtaining a stay or discharge in the course of any litigation to which the Company a party; or (8) Liens for taxes or assessments, governmental charges or levies not yet due or delinquent, or which can be paid thereafter without penalty, or which are being contested in good faith by appropriate proceedings. “Regular Record Date” means the May 1 or November 1 of each year (whether or not a Business Day) immediately preceding the related Interest Payment Date. “Restricted Legend” means the legend set forth in Exhibit A on the face of the Note. “Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any successor provision. “Rule 144A” means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any successor provision. “Securities Act” means the Securities Act of 1933, as amended. “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number

4 of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date. If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Trust Declaration” means the Amended and Restated Declaration of Trust, dated as of July 1, 2025, among the Company, as depositor, The Bank of New York Mellon, a New York banking corporation, as trustee of the Trust, and BNY Mellon Trust of Delaware, a Delaware banking corporation, as Delaware trustee, and the Company (solely for the purposes of Section 5.10(b), Section 5.10(f), Section 7.1(a) and Section 10.4(c) thereof), relating to the Trust. “Trust Securities” means the pre-capitalized trust securities of the Trust. ARTICLE II TERMS OF THE NOTES Section 201 Terms of the Notes. The following terms relating to the Notes are hereby established: (a) The Notes are hereby created and designated a series of Securities under the Base Indenture. The title of the Notes shall be “6.580% Senior Notes due 2055”, and the Notes shall bear a CUSIP number of 37959E AD4 and an ISIN number of US37959EAD40. (b) The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture and at any one time outstanding shall not exceed the Maximum Amount.

5 On the date hereof, the Company shall execute, and the Trustee shall authenticate, a single certificate, registered in the name of the Trust in the form of Exhibit A to this Fifth Supplemental Indenture (the “Initial Note Certificate”), to evidence Notes that may be sold to the Trust from time to time pursuant to the Facility Agreement. The initial principal amount of the Initial Note Certificate shall be $0, and the aggregate principal amount of Notes represented by such certificate may from time to time be increased or decreased (at the direction of the Company in a Company Order) to reflect (i) any issuance and sale, or any Repurchase (as defined in the Facility Agreement), of Notes pursuant to the Facility Agreement upon receipt of written confirmation of the receipt of the purchase price for the Notes to be sold or repurchased from (A) the Company in the case of any exercise of the Issuance Right (as defined in the Facility Agreement), (B) the Issuance Right Assignee (as defined in the Facility Agreement) in the case of any exercise of the Assigned Issuance Right (as defined in the Facility Agreement) or (C) the trustee of the Trust in the case of any Repurchase (as defined in the Facility Agreement), (ii) any cancellation thereof pursuant to Section 201(n) hereof or (iii) any redemption thereof pursuant to Section 201 hereof; provided that the principal amount of Notes represented by the Initial Note Certificate may at no time exceed the Maximum Amount. The principal amount of the Initial Note Certificate as recorded in the Security Register shall be conclusive and binding absent manifest error. (c) The Stated Maturity for the Notes shall be May 15, 2055, or if such date is not a Business Day, the next Business Day. (d) The Notes will initially be issued at 100% of the principal amount. (e) The rate at which the Notes shall bear interest shall be 6.580% per annum. The date from which interest shall accrue on the Notes shall be the date the Notes are delivered to the Trust or, if such date is not a May 15 or November 15, the immediately preceding May 15 or November 15 (or, if such date is prior to November 15, 2025, the date that the Trust Securities are initially issued); the Interest Payment Dates for the Notes shall be May 15 and November 15 of each year, commencing on the May 15 or November 15 next following the date the Notes are delivered to the Trust; the initial interest period will be the period from, and including, the date the Notes are delivered to the Trust or, if such date is not a May 15 or November 15, the immediately preceding May 15 or November 15 (or, if such date is prior to November 15, 2025, the date that the Trust Securities are initially issued) to, but excluding, the initial Interest Payment Date, and the subsequent interest periods will be the periods from, and including, an Interest Payment Date to, but excluding, the next Interest Payment Date; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid to the Person in whose name the Note (or one or more Predecessor Securities) is registered at the close of business on the relevant Regular Record Date; provided that (a) interest payable at maturity or upon redemption will be paid to the Person in whose name the principal of the Note (or one or more Predecessor Securities) is payable and (b) if a payment date would fall on a day that is not a Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment. Notwithstanding the foregoing or Section 307 of the Base Indenture, (a) at any time that an outstanding Note is held by the Trust or in book-entry form only, interest will be paid to the Person in whose name the Note (or one or more Predecessor Securities) is registered at the close of business on the Business Day immediately preceding the relevant date of payment and (b) if

6 any Note is issued as a certificated Note to holders of Trust Securities on or after a Regular Record Date and prior to the related Interest Payment Date, interest shall be payable to the Person in whose name the Trust Securities were registered at the close of business on such Regular Record Date (and notified in writing by the Company to the Trustee). Payment of principal of and interest on (and premium and Make-Whole Amounts, if any, on) the Notes will initially be made at the office of the Company located at 3700 South Stonebridge Drive, McKinney, Texas 75070 (provided that if the Notes are distributed by the Trust to the holders of the Trust Securities upon the dissolution and termination of the Trust, then such payments shall be made at the Corporate Trust Office of the Trustee) in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that at any time that the Notes are registered to Cede & Co., such payment will be made by wire transfer in accordance with the procedures established by The Depository Trust Company (“DTC”). Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months. So long as the Company is acting as its own Paying Agent, the Trustee shall be entitled to assume without inquiry that payments to the Holders of the Notes have been made absent written notice to the contrary. (f) If the Notes are distributed by the Trust to the holders of the Trust Securities upon the dissolution and termination of the Trust, then such Notes shall initially be issuable in global form (each such Note in global form, a “Global Note”) and, prior to such distribution, the Company shall use its best efforts to cause the cancellation of the Initial Note Certificate in exchange for the issuance of one or more Global Notes through the facilities of DTC (including delivery to the Trustee of a Company Order to authenticate such Global Note(s) and approve Deposit/Withdrawal at Custodian (“DWAC”) deposit instructions as necessary to effectuate such exchange). The Trustee shall have no duty to cause such Global Note(s) to be exchanged for the Initial Note Certificate other than authenticating such Global Note(s) and approving DWAC instructions initiated by the holders thereof as directed in such Company Order. Each Global Note and the Trustee’s certificate of authentication thereon shall be substantially in the form of Exhibit A to this Fifth Supplemental Indenture. Each Global Note shall represent the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Security Registrar, in accordance with Sections 203 and 305 of the Base Indenture. Furthermore, any Global Note shall be exchangeable for certificated Notes only in the limited circumstances provided in Section 305 of the Base Indenture. (g) If the Notes are distributed by the Trust to the holders of the Trust Securities upon the dissolution and termination of the Trust, the depositary for such Global Note(s) (the “Depositary”) shall initially be DTC, New York, New York; provided that, if the Notes are not eligible to be settled through DTC or any successor thereto at the time of such distribution, such Notes will be distributed in definitive form.

7 (h) (i) The Notes shall be defeasible pursuant to Section 1402 or Section 1403 of the Base Indenture and (ii) covenant defeasance contained in Section 1403 of the Base Indenture shall apply to the covenants contained in Sections 1006 and 1007 of the Indenture, as such covenants are amended pursuant to Article III of this Fifth Supplemental Indenture, in each case, only after the Notes are distributed to the holders of the Trust Securities upon the dissolution and termination of the Trust. (i) The Notes shall be redeemable pursuant to Section 1101 of the Base Indenture pursuant to the following terms: (i) Prior to the Par Call Date, the Notes will be redeemable in whole or in part at any time and from time to time, at the option of the Company, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 30 basis points, less (b) interest accrued to, but excluding, the Redemption Date, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date. (ii) On or after the Par Call Date, the Notes will be redeemable at the Company’s option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. (iii) Notice of redemption shall be given in writing and mailed, first-class postage prepaid or by overnight courier guaranteeing next-day delivery, or, in the case of a Global Note, sent electronically in accordance with the procedures of the applicable Depositary, to the Trustee, the Paying Agent and each Holder of the Notes to be redeemed (at the Holder’s address appearing in the Security Register) not less than ten (10) nor more than sixty (60) days prior to the Redemption Date. All notices of redemption shall contain the information set forth in Section 1104 of the Base Indenture. (iv) Any exercise of the Company’s option to redeem the Notes will be done in compliance with the Indenture. (v) If the Company elects to redeem only a portion of the Notes, the Trustee shall select the Notes to be redeemed pro rata, in accordance with the procedures of the applicable Depositary and any applicable stock exchange to the extent applicable; provided further, that the unredeemed portion of the principal amount of any Note shall be in a denomination of not less than $2,000.00. Prior to the dissolution and termination of the

8 Trust, the Company may redeem the Notes only in integral multiples of $25,000,000 principal amount. (vi) Once notice of redemption is sent, any Notes called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price, subject to any conditions precedent specified in such notice. (vii) Unless the Company defaults in payment of the Redemption Price, interest will cease to accrue on the Notes (or portions thereof) called for redemption hereunder on and after the Redemption Date. (viii) The Notes that have been redeemed pursuant to this Section 201(i) shall be cancelled and may not be reissued. (ix) The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error, and the Trustee shall have no responsibility for calculating or verifying the Redemption Price. (x) Prior to the dissolution and termination of the Trust, the Company may repurchase the Notes in compliance with Section 2.2 of the Facility Agreement. (j) The Notes shall not be subject to any sinking fund pursuant to Section 1201 of the Base Indenture. (k) The Notes are issuable only in the form of Registered Securities without coupons in minimum denominations of $2,000.00 and integral multiples of $1,000.00 in excess thereof. (l) Holders of the Notes will not have the option to have the Notes repaid prior to the Stated Maturity. (m) Paying Agent; Security Registrar. Initially, the Company shall act as Paying Agent and the Trustee shall act as Security Registrar. The office of the Company at 3700 South Stonebridge Drive, McKinney, Texas 75070 shall be the office or agency of the Paying Agent and the Corporate Trust Office shall be the office or agency of the Security Registrar for the Notes. If the Notes are distributed by the Trust to the holders of the Trust Securities upon the dissolution and termination of the Trust, the Trustee shall initially act as Paying Agent and Security Registrar and the Corporate Trust Office shall be the office or agency of the Paying Agent and the Security Registrar for the Notes. (n) Transfer and Exchanges (i) The Security Registrar shall not be required to effect any transfer (other than to the Company or DTC or its nominee) of any Notes on the Security Register unless (i) it receives a certificate substantially in the form of Exhibit B duly executed by the Holder or their attorney duly authorized in writing, or (ii) any other exemption from the registration requirements under the Securities Act is available and, in each case, the Company or the Trustee receives such documentation, including Opinions of Counsel, requested by the Company or the Trustee in order to confirm compliance with the transfer restrictions set

9 forth herein; provided that, if the requested transfer or exchange is made by the registered holder of a Note that does not bear the Restricted Legend, then no certification is required. (ii) No certification is required in connection with any transfer or exchange of any Note (or a beneficial interest therein) after such Note is eligible for resale pursuant to Rule 144 without being subject to any conditions as provided in Rule 144; provided that the Company has provided the Trustee with an Officers’ Certificate and Opinion of Counsel to that effect, and the Company may require from any Person requesting a transfer or exchange in reliance upon this clause an Opinion of Counsel and any other reasonable certifications and evidence in order to support such certificate. Any Note delivered in reliance upon this paragraph will not bear the Restricted Legend. (iii) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note that is not a Global Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon prior written notice to the Trustee. (iv) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Fifth Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in a Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Fifth Supplemental Indenture, and to examine the same to determine compliance on their face as to form with the express requirements hereof; provided that the Trustee shall have no duty to require such documents to the extent it has no knowledge of any such transfer. (v) In the event that a Depositor Affiliated Owner/Holder (as defined in the Trust Declaration) is the beneficial owner or holder of any Trust Securities and requests that the trustee of the Trust exchange Trust Securities for Notes pursuant to Section 5.4(e) of the Trust Declaration, the Trustee shall register the transfer of such Notes to such Depositor Affiliated Owner/Holder or, if requested, cancel such Notes in accordance with Section 309 of the Base Indenture. The Company shall provide the Trustee with a copy of any such request by any such Depositor Affiliated Owner/Holder under Section 5.4(e) of the Trust Declaration promptly after such a request is made. (o) Restricted Legend (i) Except as otherwise provided in paragraph (ii) of this Section 201(o), the proviso to Section 201(n)(i) or Section 201(n)(ii), each Note shall bear the Restricted Legend. (ii) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require (which shall also be addressed to the Trustee)) that a Note is eligible for resale pursuant to Rule 144 without compliance with any limits thereunder and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a

10 beneficial interest therein) are effected in compliance with the Securities Act, the Company may instruct the Trustee in an Officers’ Certificate to cancel the Note and issue to the holder thereof (or to its transferee) a new Note of like tenor and amount of the same series, registered in the name of the registered holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction and shall incur no liability with complying with such instructions. (iii) By its acceptance of any Note bearing the Restricted Legend (or any beneficial interest in such a Note), each registered holder thereof and each owner of a beneficial interest therein acknowledges the restrictions on transfer of such Note (and any such beneficial interest) set forth in this Fifth Supplemental Indenture and in the Restricted Legend and agrees that it will transfer such Note (and any such beneficial interest) only in accordance with this Fifth Supplemental Indenture and such legend. ARTICLE III AMENDMENTS TO BASE INDENTURE Section 301 Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, the definition of “Government Obligations” shall be amended and restated in entirety as set forth below: ““Government Obligations” means securities which are (i) direct obligations of the United States of America or, if specified as contemplated by Section 301, the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged, (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or, if specified as contemplated by Section 301, such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt or (iii) money market funds that invest solely in such obligations referenced in clauses (i) or (ii) above.” Section 302 Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article VII of the Base Indenture shall be amended by adding the following to Section 703 thereto, as set forth below:

11 “At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a holder of a Note (or a beneficial interest therein) the Company shall promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such holder, or to a prospective purchaser of such Note (or a beneficial interest therein) in order to permit compliance by such holder with Rule 144A under the Securities Act in connection with the resale of such Note by such holder (or a beneficial interest therein). “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time. Notwithstanding the foregoing, the Company will be deemed to have furnished such financial and other information referred to above to the holders of the Notes (or beneficial interests therein) and to any prospective purchaser designated by such a holder, if the Company has filed reports containing such information with the U.S. Securities and Exchange Commission via the EDGAR filing system and such reports are publicly available.” Section 303 Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article X of the Base Indenture shall be amended by adding the following new Sections 1006 and 1007 thereto, each as set forth below: “Section 1006. Limitations on Liens. As long as any of the Notes are outstanding, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money secured by a Lien, other than a Permitted Lien, on any Voting Securities of any of its Significant Subsidiaries that is owned directly or indirectly by the Company or any of its Subsidiaries, in each case whether owned at the date of the initial issuance of the Notes or thereafter acquired, or any interest therein or any income or profits therefrom, unless the Notes and, if the Company so elects, any other indebtedness of the Company ranking at least on an equal basis with the Notes, will be secured equally and ratably with, or prior to, such other indebtedness secured by such Lien until such time as such indebtedness is no longer secured by such Lien.” “Section 1007. Limitations on Sales of Capital Stock of Significant Subsidiaries. As long as any of the Notes are outstanding, the Company will not, and will not permit any of its Subsidiaries to sell, assign, transfer or otherwise dispose of and will not permit any of its Significant Subsidiaries to issue, directly or indirectly, any shares of Capital Stock of any Significant Subsidiary, unless: (1) the entire Capital Stock of such Significant Subsidiary is disposed of in a single transaction or series of related transactions for consideration consisting of cash or property, which, in the good faith opinion of the Board of Directors, is at least equal to the fair market value of such Capital Stock;

12 (2) such issuance, sale, assignment, transfer or other disposition is to the Company or one or more of the Company’s other Significant Subsidiaries; or (3) such issuance, sale, assignment, transfer or other disposition is required to comply with an order of a court or regulatory authority of competent jurisdiction, other than an order issued at the Company’s request or the request of any Significant Subsidiary.” ARTICLE IV MISCELLANEOUS Section 401 This Fifth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. The parties hereby (i) irrevocably submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan, the city of New York, (ii) waive any objection to laying of venue in any such action or proceeding in such courts, and (iii) waive any objection that such courts are an inconvenient forum or do not have jurisdiction over any party. This Fifth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. Section 402 In case any provision in this Fifth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 403 This Fifth Supplemental Indenture may be executed in counterparts, each of which will be an original, but such counterparts will together constitute but one and the same Fifth Supplemental Indenture. The exchange of copies of this Fifth Supplemental Indenture and pages by facsimile, .pdf transmission, email or other electronic means shall constitute effective execution and delivery of this Fifth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, .pdf transmission, email or other electronic means shall be deemed to be their original signatures for all purposes. Section 404 The Base Indenture, as supplemented and amended by this Fifth Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this Fifth Supplemental Indenture shall be read, taken and construed as one and the same instrument with respect to the Notes. All provisions included in this Fifth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture with respect to the Notes, unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Fifth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Fifth Supplemental Indenture. Section 405 The provisions of this Fifth Supplemental Indenture shall become effective as of the date hereof. Section 406 Notwithstanding anything else to the contrary herein, the terms and provisions of this Fifth Supplemental Indenture shall apply only to the Notes and shall not apply to any other series of Securities under the Indenture and this Fifth Supplemental Indenture shall

13 not and does not otherwise affect, modify, alter, supplement or change the terms and provisions of any other series of Securities under the Indenture, whether now or hereafter issued and Outstanding. For the purposes of the applicability of Section 901(13) to the Notes and this Fifth Supplemental Indenture, the reference to the “offering memorandum” in Section 901(13) shall be deemed to be to the Offering Memorandum. Section 407 The recitals contained herein and in the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Fifth Supplemental Indenture or the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Fifth Supplemental Indenture, authenticate the Notes and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof. Section 408 The Trustee is hereby authorized and directed to execute and deliver the Facility Agreement, and in connection with the foregoing, the Trustee shall enjoy all the benefits, rights, immunities, protections and indemnities granted to it under this Indenture. Section 409 EACH OF THE COMPANY, THE TRUSTEE AND THE HOLDERS BY THEIR ACCEPTANCE OF THE NOTES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the date first above written. GLOBE LIFE INC. By: Name: M. Shane Henrie Title: Corporate Senior Vice President and Chief Accounting Officer B N T 15

A-1 #100567116v10 #100567116v13 Exhibit A [Form of Global Note][Form of Initial Note Certificate] [RESTRICTED LEGEND — THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER. THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, IF APPLICABLE OR ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN REPRESENTS BY ITS PURCHASE AND HOLDING OF THE SECURITIES THAT EITHER (1) IT IS NOT (A) AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A PLAN AS DEFINED IN AND SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), (C) A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA) OR A NON-U.S. PLAN (AS DESCRIBED IN SECTION 4(B)(4) OF ERISA) THAT IS NOT SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE BUT THAT, IN EACH CASE, IS SUBJECT TO SIMILAR PROVISIONS UNDER APPLICABLE FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS (“SIMILAR LAWS”) OR (D) AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLANS PURSUANT TO SECTION 3(42) OF ERISA, DEPARTMENT OF LABOR REGULATIONS OR OTHERWISE, OR (2) THE PURCHASE, HOLDING AND SUBSEQUENT DISPOSITION OF THE SECURITIES WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR VIOLATE ANY APPLICABLE SIMILAR LAWS.

GLOBE LIFE INC. RESERVES THE RIGHT TO MODIFY THE FORM OF CERTIFICATES REPRESENTING THE SECURITIES FROM TIME TO TIME TO REFLECT ANY CHANGES IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THEIR PURCHASE OR RESALE. THE SECURITIES AND RELATED DOCUMENTATION, INCLUDING THIS LEGEND, MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THE SECURITIES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF SECURITIES SUCH AS THE SECURITIES GENERALLY. EACH HOLDER OF THIS CERTIFICATE SHALL BE DEEMED, BY THE ACCEPTANCE OF THIS CERTIFICATE, TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.] [Include if the securities are distributed by the Trust - THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO GLOBE LIFE INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] A-2

A-3 Globe Life Inc. No. [•] U.S. $[•] CUSIP No. 37959E AD4 ISIN No. US37959EAD40 6.580% Senior Notes due 2055 Globe Life Inc. (f/k/a Torchmark Corporation), a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [•]*, or registered assigns, the principal sum [of [•] U.S. DOLLARS (U.S. $[•])] [reflected on the attached Schedule of Increases and Decreases (which amount shall not exceed the Maximum Amount at any time)] on May 15, 2055, and to pay interest thereon each year at a rate of 6.580% per annum, until the principal hereof is paid or made available for payment, from and including the date that this Security is delivered to the Trust or, if such date is not a May 15 or November 15, the immediately preceding May 15 or November 15 (or, if such date is prior to November 15, 2025, the date of the initial issuance of the Trust Securities). The Company will pay interest on this Security semi-annually in arrears on May 15 and November 15 of each year, beginning on the May 15 or November 15 next following the date on which this Security is delivered to the Trust, to the Person in whose name this Security is registered at the close of business on the preceding Regular Record Date for such interest, which shall be May 1 or November 1, as the case may be (whether or not a Business Day); provided that (a) interest payable at maturity or upon redemption will be paid to the Person in whose name the principal of this Security is payable and (b) if a payment date would fall on a day that is not a Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment. Notwithstanding the foregoing or Section 307 of the Base Indenture, (a) at any time that this Security is held by the Trust or in book-entry form only, interest will be paid to the Person in whose name this Security is registered at the close of business on the Business Day immediately preceding the relevant date of payment and (b) if this Security is issued as a certificated Note to holders of Trust Securities on or after a Regular Record Date and prior to the related Interest Payment Date, interest shall be payable to the Person in whose name the Trust Securities were registered at the close of business on such Regular Record Date (and notified in writing by the Company to the Trustee). This Security may be issued as part of a series. Payment of principal of and interest on (and premium and Make-Whole Amounts, if any, on) this Security will initially be made at the office of the Company located at 3700 South Stonebridge Drive, McKinney, Texas 75070 (provided that if the Notes are distributed by the Trust to the holders of the Trust Securities upon the dissolution and termination of the Trust, then such payments shall be made at the Corporate Trust Office of the Trustee) in such coin or * Insert “Henneman Trust” if the Initial Note Certificate. Insert “Cede & Co.” if the Notes are in global form.

A-4 currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that at any time that this Security is registered to Cede & Co., such payment will be made by wire transfer in accordance with the procedures established by The Depository Trust Company. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-5 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed. Dated: GLOBE LIFE INC. By: Name: Title:

A-6 TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture. Dated: REGIONS BANK, as Trustee By: Authorized Signatory

(REVERSE OF NOTE) GLOBE LIFE INC. 6.580% Senior Notes due 2055 This Security is one of a duly authorized issue of debt securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 24, 2018 (herein called the “Base Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and Regions Bank, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), and reference is hereby made to the Base Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered, as supplemented by the Fifth Supplemental Indenture relating to the Securities, dated as of July 1, 2025, by and between the Company and the Trustee (herein called the “Fifth Supplemental Indenture;” the Fifth Supplemental Indenture and the Base Indenture collectively are herein called the “Indenture”). In the event of any conflict between the Base Indenture and the Fifth Supplemental Indenture, the Fifth Supplemental Indenture shall govern and control. In the event of a conflict between the Indenture and this Security, the Indenture shall govern and control. 1. Defined Terms. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. 2. Aggregate Principal Amount. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to the Maximum Amount. The aggregate amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect issuances, repurchases, exchanges and redemptions. 3. Optional Redemption. The Securities shall be redeemable at the option of the Company in accordance with Section 201(i) of the Fifth Supplemental Indenture. 4. No Sinking Fund. The Securities are not entitled to the benefit of any sinking fund. 5. Indenture; Copies. The terms of this Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (“TIA”), as in effect on the date hereof. This Security is subject to all such terms, and Holders are referred to the Indenture and TIA for a statement of such terms. This Security is a senior, unsecured, unsubordinated obligation of the Company and constitutes a Security in the series designated on the face hereof as the “6.580% Senior Notes due 2055.” The Company will furnish to any Holder upon written request and without charge a copy of the Base Indenture and A-7 the Fifth Supplemental Indenture. Requests may be made to: Globe Life Inc., 3700 South Stonebridge Dr., McKinney, TX 75070, attention of General Counsel. 6. Amendment. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. 7. Limitations on Suits. As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of this series; (ii) the Holders of not less than 25% in aggregate principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee hereunder; (iii) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request; (iv) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, has failed to institute any such proceeding; and (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Securities of this series at the time Outstanding. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium, Make-Whole Amount or interest hereon on or after the respective due dates expressed herein. 8. Obligations Absolute. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, Make-Whole Amount and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. A-8

9. Registration and Transfer. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. 10. Denominations. The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000.00 and any integral multiples of $1,000.00 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. 11. Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. 12. Defeasance. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. 13. Event of Default. Subject to the provisions of the Indenture, if an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of, or accrued and unpaid interest, premium, if any, the Make-Whole Amount on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. 14. Governing Law. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. 15. Transfer Restriction. This Security (and if this Security is a Global Note, any beneficial interest herein) may not be offered, sold, pledged or otherwise transferred except in compliance with the requirements set forth in the legends hereof. The Security Registrar shall not be required to effect any transfer (other than to the Company or The Depository Trust Company or its nominee) of this Security on the Security Register unless it receives a certificate substantially in the form set forth in Exhibit B and duly executed by the Holder hereof or its A-9

A-10 attorney duly authorized in writing, or any other exemption from the registration requirements under the Securities Act is available and, in each case, the Company or the Trustee receives such documentation, including Opinions of Counsel and Officers’ Certificate, as applicable, requested by the Company or the Trustee in order to confirm compliance with the transfer restrictions set forth herein.

A-11 ASSIGNMENT FORM To assign and transfer this Security, fill in the form below: (I) or (the Company) assign and transfer this Security to ____________________________________________________________ (Insert assignee’s social security or tax I.D. no.) ____________________________________________________________ (Print or type assignee’s name, address and postal code) and irrevocably appoint __________________________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him. Your Signature: ____________________________________________________________ (Sign exactly as your name appears on the other side of this Security) Signature Guaranty: ____________________________________________________________ (Participant in a recognized signature guaranty medallion program) Date: ____________________________________________________________ Certifying Signature: In connection with any transfer of any Security evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Security and the last date, if any, on which the Security was owned by the Company or any Affiliate of the Company, the undersigned confirms that such Security is being transferred in accordance with the transfer restrictions set forth in such Security and: CHECK ONE BOX BELOW (1)□ to the Company or any Subsidiary thereof; or (2)□ pursuant to and in compliance with Rule 144A under the U.S. Securities Act of 1933; or (3)□ pursuant to and in compliance with Regulation S under the U.S. Securities Act of 1933; or (4)□ pursuant to another available exemption from the registration requirements of the U.S. Securities Act of 1933; or

(5) □ pursuant to an effective registration statement under the U.S. Securities Act of 1933. Unless one of the boxes is checked, the Trustee will refuse to register any of the Security evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (2) is checked, by executing this form, the Transferor is deemed to have certified that such Security are being transferred to a person it reasonably believes is a “qualified institutional buyer” as defined in Rule 144A under the U.S. Securities Act of 1933 who has received notice that such transfer is being made in reliance on Rule 144A; if box (3) is checked, by executing this form, the Transferor is deemed to have certified that such transfer is made pursuant to an offer and sale that occurred outside the United States in compliance with Regulation S under the U.S. Securities Act of 1933; and if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Security, such legal opinions, certifications and other information as the Company reasonably requests to confirm that such transfer is being made pursuant to an exemption from or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933. Signature: ___________________________________________________ Signature Guaranty: ____________________________________________________________ (Participant in a recognized signature guaranty medallion program) Certifying Signature: _______________ Date: _______________ Signature Guaranty: ____________________________________________ (Participant in a recognized signature guaranty medallion program) A-12

SCHEDULE OF INCREASES OR DECREASES IN [INITIAL NOTE CERTIFICATE] [GLOBAL NOTE] The initial aggregate principal amount of this [Initial Note Certificate is $0] [Global Note is $[ ]]. The following increases or decreases in this [Initial Note Certificate][Global Note] have been made: Date Amount of decrease in Principal Amount of Notes evidenced by this [Initial Note Certificate][Global Note] Amount of increase in Principal Amount of Notes evidenced by this [Initial Note Certificate][Global Note] Principal Amount of Notes evidenced by this [Initial Note Certificate][Global Note] following such decrease or increase Signature of authorized officer of Trustee or Security Registrar

B-1 EXHIBIT B RULE 144A CERTIFICATE Globe Life Inc. 3700 South Stonebridge Drive McKinney, Texas 75070 Regions Bank 1717 McKinney Avenue, 11th Floor Dallas, Texas 75202 Attn: Corporate Trust Re: 6.580% Senior Notes due 2055 (the “Notes”) of Globe Life Inc. (the “Company”) Reference is made to the Indenture, dated as of September 24, 2018 (the “Base Indenture”), as supplemented by a Fifth Supplemental Indenture, dated as of July 1, 2025 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), relating to the Notes. Terms used herein and defined in the Indenture or in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), are used herein as so defined. This certificate relates to U.S.$_____________ principal amount of Notes, which are evidenced by the following certificate(s) (the “Specified Notes”): CUSIP No.: 37959E AD4 Certificate No(s). _____________________ The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that (i) it is the sole registered holder of the Specified Notes, or (ii) it is acting on behalf of all the registered holders of the Specified Notes and is duly authorized by them to do so. Such registered holder or holders are referred to herein collectively as the “Holder”. The Holder has requested that the Specified Notes be transferred. In connection with such transfer, the Holder hereby certifies that the transfer is being effected in accordance with Rule 144A under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Holder hereby further certifies as follows: 1. the Specified Notes are being transferred to a person that the Holder and any person acting on its behalf reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

B-2 2. the Holder and any person acting on its behalf have taken reasonable steps to ensure that such transferee of the Specified Notes is aware that the Holder may be relying on Rule 144A in connection with the transfer. This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Date: _________________ Very truly yours, By: Name: Title: Address: (If the Undersigned, as such term is defined in the third paragraph of this certificate, is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.) (Participant in a recognized signature guaranty medallion program) Certifying Signature: _______________ Date: _______________ Signature Guaranty: ____________________________________________ (Participant in a recognized signature guaranty medallion program)